UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): Ocober 15, 2009

WEIS MARKETS, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-5039 (Commission File Number)	24-0755415 (IRS Employer Identification No.)
1000 South Second Street Sunbury, PA (Address of Principal Executive Offices)	17801 (Zip Code)

Registrant's telephone number, including area code: (570) 286-4571

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On October 15, 2009, the Company released its earnings for the third quarter ended September 26, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibit.

            99.1 Weis Markets, Inc. October 15, 2009 press release announcing its third quarter 2009 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/Scott F. Frost
Name: Scott F. Frost
Title: Acting Chief Financial Officer, Controller,
Assistant Treasurer and Assistant Secretary
(Principal Financial Officer and
Principal Accounting Officer)
Dated: October 15, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Weis Markets, Inc. October 15, 2009 press release announcing its third quarter 2009 earnings.